Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers DoubleLine Core Plus Bond Fund

Supplement dated December 17, 2019 to the Prospectus and Statement of Additional Information, each dated March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Managers DoubleLine Core Plus Bond Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of April 30, 2020 (the “Implementation Date”), Philip A. Barach will retire from DoubleLine Capital LP, the Fund’s subadviser, and no longer serve as a portfolio manager of the Fund, and Jeffrey E. Gundlach, Luz M. Padilla and Robert Cohen will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Implementation Date, all references to and information relating to Mr. Barach in the Prospectus and SAI are hereby deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Gundlach and Cohen and Ms. Padilla.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE